Exhibit 99.1

Clear Channel Outdoor Holdings, Inc. Appoints David Sailer as

Executive Vice President, Chief Financial Officer

David Sailer to Assume Role effective March 1, 2024

Brian Coleman to Transition to Consultant Role Focused on Strengthening Company’s Balance Sheet

Company Reaffirms Guidance for the Fourth Quarter and Fiscal Year of 2023

SAN ANTONIO, TX, December 19, 2023 – Clear Channel Outdoor Holdings, Inc. (NYSE: CCO) (the “Company”) today announced that David Sailer, currently the Executive Vice President, Chief Financial Officer of the Americas, has been appointed as Executive Vice President, Chief Financial Officer of the Company, effective as of March 1, 2024. At that time, Mr. Sailer will succeed Brian Coleman, who will depart from his position as Executive Vice President, Chief Financial Officer and will become a consultant to the Company. In this role, Mr. Coleman will work with the Company’s Board of Directors, management team and financial advisors on strengthening the Company’s balance sheet. It is expected Mr. Coleman will remain in his capacity as a consultant to the Company until April 15, 2025.

“We are excited for David to assume the role of CFO of Clear Channel Outdoor Holdings, Inc.” said Scott Wells, Chief Executive Officer of the Company. “David is a proven leader, not only overseeing the financial strategy and operations of our America and Airports segments, but also spearheading the work to optimize our portfolio, including the divestitures of our European businesses. Looking ahead, his breadth of experience across the Company will be instrumental for us as we become a more focused, U.S.-centric out-of-home operator delivering organic growth in Adjusted EBITDA and free cash flow. We are grateful for Brian’s significant contributions and leadership during his long and successful tenure as CFO, and we look forward to his ongoing partnership and expertise.”

Mr. Sailer has been the Executive Vice President, Chief Financial Officer of the Americas since August 2014 and also leads the Company’s global corporate development activities. Prior to joining the Company in 2013, he was the Chief Financial Officer of the NBC News Digital Portfolio, his final position at NBC Universal in a thirteen-year tenure that included leadership roles that progressively increased in responsibility across a variety of news and digital properties. Mr. Sailer earned a Master of Business Administration from Fordham University and a Bachelor of Finance and Professional Accounting from Montclair State University.

“I look forward to working more closely with Scott, the rest of the management team and the Board as we continue to execute our plan to streamline our business, concentrate on our domestic assets and position our organization for growth and improved profitability,” said Mr. Sailer.

Mr. Coleman added, “David is an exceptional leader and will seamlessly step into his new role. He has deep experience with our financial strategy and across our corporate finance organization. As a consultant, I look forward to continuing to support the Company’s initiatives to strengthen our balance sheet.”

Additionally, the Company reaffirmed its previously issued guidance for the fourth quarter and full year of 2023.

About Clear Channel Outdoor Holdings

Clear Channel Outdoor Holdings, Inc. (NYSE: CCO) is at the forefront of driving innovation in the out-of-home advertising industry. Our dynamic advertising platform is broadening the pool of advertisers using our medium through the expansion of digital billboards and displays and the integration of data analytics and programmatic capabilities that deliver measurable campaigns that are simpler to buy. By leveraging the scale, reach and flexibility of our diverse portfolio of assets, we connect advertisers with millions of consumers every month across more than 330,000 print and digital displays in 19 countries, excluding businesses held for sale.

For further information, please contact:

Investors:

Eileen McLaughlin

Vice President—Investor Relations

(646) 355-2399

InvestorRelations@clearchannel.com

Media:

Stephen Pettibone / Hayley Cook

FGS Global

ClearChannel@fgsglobal.com

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of Clear Channel Outdoor Holdings, Inc. and its subsidiaries (the “Company”) to be materially different from any future results, performance, achievements, guidance, goals and/or targets expressed or implied by such forward-looking statements. The words “guidance,” “believe,” “expect,” “anticipate,” “estimate,” “forecast,” “goals,” “targets” and similar words and expressions are intended to identify such forward-looking statements. In addition, any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about the CFO transition; our outlook, long-term forecast, goals or targets; our business plans and strategies; our expectations about the timing, closing, satisfaction of closing conditions, use of proceeds and benefits of the sales of our European businesses as well as expectations about certain markets and strategic review processes; industry and market trends; and our liquidity, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict.

Various risks that could cause future results to differ from those expressed by the forward-looking statements included in this press release include, but are not limited to: negative reaction of our investors, our customers, our suppliers or our employees to our CFO transition; the failure to obtain the expected benefits from the CFO transition; the difficulty, cost and time required to implement our strategy, including optimizing our portfolio, and the fact that we may not realize the anticipated benefits therefrom; the delay or failure to satisfy the conditions to divest our business in Spain; the risk that indemnities from certain transactional counterparties will not be sufficient to insure us against the full amount of certain liabilities; our inability to complete the sales of our Europe-North segment businesses; our inability to complete any strategic transaction with respect to our Latin American businesses; the impact of future dispositions, acquisitions and other strategic transactions; continued economic uncertainty, an economic slowdown or a recession; financial and industry conditions such as volatility in the U.S. and global banking market; our ability to service our debt obligations and to fund our operations, business strategy and capital expenditures; the impact of our substantial indebtedness, including the effect of our leverage on our financial position and earnings; the impact of our liquidity strategy, including open market repurchases of outstanding notes; our ability to obtain and renew key contracts with municipalities, transit authorities and private landlords; competition; technological changes and innovations; regulations and consumer concerns regarding privacy and data protection; a breach of our information security measures; legislative or regulatory requirements; restrictions on out-of-home advertising of certain products; environmental, health, safety and land use laws and regulations, as well as various actual and proposed environmental, social and governance policies and regulations; third-party claims of intellectual property infringement, misappropriation or other violation against us or our suppliers; the risk that indemnities from iHeartMedia, Inc. will not be sufficient to insure us against the full amount of certain liabilities; risks of doing business in foreign countries, including the impact of geopolitical events such as the wars in Ukraine and Israel; fluctuations in exchange rates and currency values; volatility of our stock price; the impacts on our stock price as a result of future sales of common stock, or the perception thereof, and dilution resulting from additional capital raised through the sale of common stock or other equity-linked instruments; our ability to continue to comply with the applicable listing standards of the New York Stock Exchange; the restrictions contained in the agreements governing our indebtedness limiting our flexibility in operating our business; the effect of analyst or credit ratings downgrades; our dependence on our management team and other key individuals; continued scrutiny and changing expectations from investors, lenders, customers, government regulators and other stakeholders; and certain other factors set forth in our other filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date stated, or if no date is stated, as of the date of this press release. Other key risks are described in the section entitled “Item 1A. Risk Factors” of the Company’s reports filed with the SEC, including the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.